                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2002
                                                           -------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)




          Delaware                    333-82904               74-2440850
--------------------------      --------------------   ------------------------
      (State or other               (Commission              (IRS Employer
      jurisdiction of               File Number)          Identification No.)
      incorporation)



                745 7th Avenue, 7th Floor
                   New York, New York                           10019
----------------------------------------------------      -------------------
         (Address of principal executive offices)              Zip Code



           Registrant's telephone, including area code: (212) 526-7000


                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)







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ITEM 5.  Other Events.
         ------------

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-82904) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $360,808,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-14A on June 28, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 22, 2002, as supplemented by the Prospectus Supplement, dated June 26, 2002 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $367,614,268.96 as of June 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.









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ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    1.1 Terms Agreement, dated June 26, 2002, between Structured Asset Securities Corporation, as
                                               Depositor and Lehman Brothers
                                               Inc., as the Underwriter.

                    4.1 Trust Agreement, dated as of June 1, 2002, among Structured Asset Securities Corporation, as
                                               Depositor, Aurora Loan Services
                                               Inc., as Master Servicer and
                                               JPMorgan Chase Bank, as Trustee.

                    99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2002, between Lehman Brothers
                                               Bank, FSB, as Seller and
                                               Structured Asset Securities
                                               Corporation, as Purchaser.

                    99.2 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2002, between Lehman Capital, A Division of Lehman Brothers
                                               Holdings Inc., as Seller and
                                               Structured Asset Securities
                                               Corporation, as Purchaser.

                    99.3 Servicing Agreement, dated as of June 1, 2002, among Lehman
                                               Brothers Bank, FSB, Lehman
                                               Capital, A Division of Lehman
                                               Brothers Holdings Inc. and Aurora
                                               Loan Services Inc.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STRUCTURED ASSET SECURITIES
                                                   CORPORATION


                                                   By: /s/ Stanley P. Labanowski
                                                       -------------------------
                                                   Name: Stanley P. Labanowski
                                                   Title: Senior Vice President

Date: July 12, 2002
















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
                                                  EXHIBIT INDEX

Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
1.1                       Terms Agreement, dated June 26, 2002, between Structured Asset Securities
                          Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

4.1                       Trust Agreement, dated as of June 1, 2002, among Structured Asset
                          Securities Corporation, as Depositor, Aurora Loan Services Inc., as
                          Master Servicer and JPMorgan Chase Bank, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset
                          Securities Corporation, as Purchaser.

99.2                      Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as
                          Seller and Structured Asset Securities Corporation, as Purchaser.

99.3                      Servicing Agreement, dated as of June 1, 2002, among Lehman Brothers Bank,
                          FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and
                          Aurora Loan Services Inc.